SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                      -----

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 22, 2007 (October 22, 2007)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)


        Delaware                     0-28104                  95-4527222
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


 22619 Pacific Coast Highway                                     90265
     Malibu, California                                        (Zip Code)
   (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (310) 456-7799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                October 22, 2007

                                ITEMS IN FORM 8-K
                                -----------------

                                                                            Page
                                                                            ----
Facing Page                                                                 1

Item 2.02           Results of Operations and Financial Condition           3

Item 9.01           Financial Statements and Exhibits                       3

Signatures                                                                  4

Exhibit Index                                                               5

Item 2.02.    Results of Operations and Financial Condition.

         On October 22, 2007, we issued a press release announcing our results of operations for the quarter ended September 30, 2007. A copy of such release is annexed hereto as an exhibit.

Item 9.01.    Financial Statements and Exhibits.

(c)  Exhibits


Exhibit
Number      Description
------      -----------

99.1*             October 22, 2007 Press Release

---------------------
*   Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 22, 2007            JAKKS PACIFIC, INC.


                                    By: /s/ Jack Friedman
                                       ----------------------
                                       Jack Friedman
                                       Chairman and Chief Executive Officer

                                  Exhibit Index


Exhibit
Number             Description
------             -----------

99.1*              October 22, 2007 Press Release


-----------------------------
*   Filed herewith